FORM 8-K
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): November 8, 2006
                                                          ----------------

                          Navstar Media Holdings, Inc.
                          -----------------------------
               (Exact name of registrant as specified in charter)

            Nevada                     000-50340               752980786
            -------                    ----------              ---------
 State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                         26, Chaowai Road, Suite A2205,
                    Chaoyang District, Beijing, 100020, China
                    -----------------------------------------
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                           Phone: 011-86-10-85653268
                             Fax: 011-86-10-85653223


                         Premier Document Services, Inc.
                         -------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 2 -- FINANCIAL INFORMATION

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     As used in this report, "we", "us", "our" or "Company" refer to Navstar media Holdings, Inc., a Nevada corporation.

     As disclosed on our current report on Form 8-K filed with the Commission on July 10, 2006, we signed an agreement with the shareholders of Beijing Lucky Star Century Advertisement Co. Ltd. ("Lucky Star") to acquire the operational control of Lucky Star and to acquire a 70% ownership interest in Lucky Star. Pursuant to the Agreement, the purchase price was 2,800,000 shares of the Company's common stock issued to the existing shareholders of Lucky Star and their designees.

     According to the audited financial statement filed with this current report, Lucky Star generated a total revenue of US$1,370,491 and a net income of US$282,825 for the fiscal year of 2005 with a total assets of US$640,107.

     Founded in 1992, Lucky Star is engaged in advertising business in the following areas: TV commercials, newspaper, magazines, and outdoor media. Its customers include Coca Cola, Pepsi Cola, Philips, Pizza Hut, Dunkin Donuts, Audi, China Life, and other brand names. The acquisition of Lucky Star is very important to the Company as it will compliment the Company's existing operations with a platform for generating advertising revenues. Lucky Star's extensive experience in merchandizing operation in designing and distributing souvenirs and other merchandise will also add to the planned TV shopping operation of the Company.



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Item 9.01    Exhibits.

     (d)  Exhibit

          Exhibit
           Number        Description of Exhibit
          --------       -----------------------------------------------------
            10.1         Lucky Star - Financial Statements 12/31/2004 and 2005




                                   SIGNATURES

     Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Navstar Media Holdings, Inc.
                                                        (Registrant)

                                                     /s/ Ranny Liang
                                                     -----------------
                                                         (Signature)
Date:  November 8, 2006                                  Ranny Liang




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